UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

181 W. Huntington Drive, Suite 202
Monrovia, CA	91016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 357-9983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

During AeroVironment Inc.’s fourth quarter fiscal year 2014 earnings conference call on Tuesday, July 8, 2014, management inadvertently misstated the company’s fiscal 2015 year-to-date bookings and fiscal 2015 revenue estimates.

Year-to-date bookings in the first quarter of fiscal year 2015 equaled $65 million (not $76 million as stated in the conference call).  The correct fiscal 2015 revenue estimates are as follows:

Fourth quarter fiscal 2014 ending backlog that is executable in fiscal 2015 of $63 million (approximately 95% of fourth quarter ending backlog), various orders booked to date in the first quarter of fiscal 2015 of $65 million, incremental revenue to hold EES revenue flat year-over-year of $28 million, and finally, the balance of government fiscal 2014 U.S. Department of Defense appropriated procurement spending not yet booked of $7 million.

This adds up to $163 million, or 63% (not 67% as stated in the conference call) of the mid-point of our fiscal 2015 revenue guidance range.

The foregoing estimates are forward looking and reflect management’s view of current and future market conditions, including certain assumptions with respect to our ability to obtain and retain government contracts, changes in the timing and/or amount of government spending, changes in the demand for our products and services, activities of competitors, changes in the regulatory environment, and general economic and business conditions in the United States and elsewhere in the world. Investors are reminded that actual results may differ materially from these estimates.

FORWARD-LOOKING STATEMENTS

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: July 14, 2014	By:	/s/ Douglas E. Scott
Douglas E. Scott
Senior Vice President, General Counsel and
Corporate Secretary